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                                                                 EXHIBIT 99.3(a)


                           GTECH HOLDINGS CORPORATION
                          INTERLOTT TECHNOLOGIES, INC.

                       ELECTION FORM/LETTER OF TRANSMITTAL


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To make a valid election, this form and your stock certificates(or an Affidavit of Lost, Stolen or Destroyed Certificates or a Notice of Guaranteed Delivery as
described below) must be received by 5:00 P.M. (NEW YORK CITY time) ON [ -- ],
2003 (THE "ELECTION DEADLINE") BY THE BANK OF NEW YORK:
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BY MAIL:                    The Bank of New York
                            Interlott Technologies Exchange
                            P.O. Box 859208
                            Braintree, MA 02185-9208
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BY OVERNIGHT DELIVERY:      The Bank of New York
                            Interlott Technologies Exchange
                            161 Bay State Road
                            Braintree, MA 02184
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BY HAND:                    The Bank of New York
                            Reorganization Services
                            101 Barclay Street
                            Receive and Deliver Window, Street Level
                            New York, NY 10286
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BY FACSIMILE:               (781) 380-3388 (For Delivery with a Notice of
                            Guaranteed Delivery ONLY)
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TO CONFIRM FACSIMILE        (781) 843-1833, Ext. 205 (For Eligible Institutions
TRANSMISSIONS:              Only)
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PLEASE READ THE ACCOMPANYING INSTRUCTION BOOKLET CAREFULLY. IT CONTAINS
IMPORTANT INFORMATION ABOUT THIS ELECTION FORM/LETTER OF TRANSMITTAL AND THE
ELECTION DEADLINE.

DIRECT ANY QUESTIONS TO INTERLOTT'S CHIEF FINANCIAL OFFICER, DENNIS BLAZER, AT
(513) 701-7000.


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
1  ABOUT YOU AND YOUR SHARES OF INTERLOTT COMMON STOCK --     Indicate any permanent address change next to your
                                                              address as shown.
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

                            COMMON STOCK CERTIFICATE NUMBER     NUMBER OF SHARES




ACCOUNT NO.                                           TOTAL SHARES

If you hold more stock certificates in the same name(s) that are not shown above, please submit those stock certificates with this form and attach a listing of the additional stock certificate numbers.

Check this box [ ] if your stock certificates are being delivered subsequently through the Guaranteed Delivery procedure. If you check this box, please have the enclosed Notice of Guaranteed Delivery completed by an Eligible Institution and return it to the Bank of New York, as Exchange Agent, by the Election
Deadline.

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
2  ELECTION OPTIONS AND REQUIRED SIGNATURES (SELECT ONLY ONE OPTION) -- See Section 2 of the Instruction Booklet.
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

ALL STOCK CERTIFICATES FOR SHARES THAT ARE COVERED BY YOUR ELECTION MUST ACCOMPANY THIS FORM (UNLESS YOU COMPLETE AN AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES OR A NOTICE OF GUARANTEED DELIVERY).

ELECTION OPTIONS:


 [ ] 1 Exchange all of my Interlott Technologies, Inc. common stock for cash at the rate of $9.00 per share of Interlott common stock owned (the "All Cash Election").

 [ ] 2 Exchange all of my Interlott Technologies, Inc. common stock for GTECH Holdings Corporation common stock at the fixed exchange ratio to be calculated three business days before the special meeting of Interlott stockholders being held to vote on the merger (the "All Stock Election"). I/we understand that the exchange ratio will be calculated by dividing $9.00 by the average closing price of GTECH common stock on the New York Stock Exchange for the 20 consecutive trading days immediately preceding the third business day before the special meeting. I/we understand that because the Election Deadline falls five business days before the special meeting, the exact exchange ratio will be determined after the Election Deadline.

 [ ] 3 Exchange some of my shares of Interlott Technologies common stock for cash and exchange the rest of my shares of Interlott Technologies common stock for GTECH Holdings Corporation common stock at the same exchange rates for cash and stock listed above (the "Mixed Election"), in the following amounts:

            Number of Interlott shares to be exchanged for cash:        ________

            Number of Interlott shares to be exchanged for GTECH stock: ________

          (Note: The sum of the numbers specified in this Mixed Election must equal the total number of shares referenced above. In the event of an inconsistency, the number of shares specified to be exchanged for cash shall govern.)

 [ ] 4 I/we make no election (the "Non-Election"). I/we, the undersigned, acknowledge and understand that by making no election, the form of consideration that I/we will receive will be determined in accordance with the terms of the Merger Agreement. See Question Number 9 of the Instruction Booklet.


I/we, the undersigned, surrender to you for exchange the shares identified on this Election Form/Letter of Transmittal. I/we certify that I/we have reviewed the accompanying Instruction Booklet mailed with this form and have complied with all requirements stated therein. I/WE ACKNOWLEDGE THAT ANY ELECTION MADE IN CONNECTION WITH THE MERGER MAY BE SUBJECT TO PRORATION, AS PROVIDED IN THE MERGER AGREEMENT AND AS ALSO DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS AND INSTRUCTION BOOKLET, AND I/WE ACKNOWLEDGE THAT I/WE MAY RECEIVE MERGER CONSIDERATION IN A DIFFERENT FORM THAN ELECTED. I/we hereby authorize The Bank of New York as Exchange Agent to follow all elections and to rely upon all representations, certifications and instructions accompanying this Election Form/Letter of Transmittal.

REQUIRED SIGNATURES -- ALL STOCKHOLDERS MUST SIGN BELOW.


x                                                         x
   -----------------------------------------------------    -------------------------------------------------------
   SIGNATURE OF STOCKHOLDER              DATE               SIGNATURE OF STOCKHOLDER (IF JOINT ACCOUNT)   Date



Daytime Phone Number                                  TITLE, if required
                     --------------------------------                    ------------------------------------------

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3  VERIFY YOUR TAXPAYER IDENTIFICATION NUMBER
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This is the Social Security Number or Employer Identification Number we have on file for you:

IF THERE IS NO NUMBER ON THE LINE ABOVE OR THE NUMBER IS PRECEDED BY AN "N" OR IS INCORRECT, YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 IN SECTION 7 OF THIS ELECTION FORM/LETTER OF TRANSMITTAL.

See Section 7 in the Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for completing Substitute Form W-9.

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4  SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS
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Any shares of GTECH Holdings Corporation common stock and/or any check you receive in the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name(s) below. If you indicate a different name(s), your signature(s) and a Medallion Signature Guarantee are required, and the Substitute Form W-9 in Section 7 MUST be completed by the new shareholder. Refer to Section 4 of the Instruction Booklet.

Name                                                  Name (if Joint)
     ------------------------------------------------                 ---------------------------------------------
Address
        ------------------------------------------------------------------------
City                                        State              Zip
     ---------------------------------------      ------------     -------------

x                                                                      PLACE MEDALLION            \
  ---------------------------------------------------                  SIGNATURE GUARANTEE HERE --/

x
  ---------------------------------------------------
   Authorized  SIGNATURE(S)

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5  SPECIAL DELIVERY INSTRUCTIONS
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Shares of GTECH Holdings Corporation common stock and/or a check will be mailed to the person and address shown in Section 1 (or the person and address in Section 4, if completed) unless you indicate a different address below:

Name
     ------------------------------------------------
Address
        ---------------------------------------------------------------
City                                 State            Zip
     -------------------------------       ----------     -------------

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
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6  AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES -- This affidavit is valid only if signed and notarized below.
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

THIS SECTION IS TO BE COMPLETED ONLY IF YOU CANNOT LOCATE YOUR INTERLOTT STOCK
CERTIFICATES

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
State of                                              Name of Stockholder
         --------------------------------------------                     -----------------------------------------


                                      -2-
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
County of                                    Address
          ----------------------------------         --------------------------------------------------------------

                                             City/ State / Zip
                                                               ----------------------------------------------------

LIST CERTIFICATE NUMBER(s) AND NUMBER OF SHARES OF INTERLOTT COMMON STOCK

CERTIFICATE NUMBER(S):                       TOTAL NUMBER OF SHARES:
                       ---------------------                          ------------------

                       ---------------------

The undersigned person(s) says that:

I am the lawful owner of the above described certificate(s). The certificate(s) has not been endorsed, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this affidavit for the purpose of exchanging the certificate(s) without surrendering the certificate(s). I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by [ -- ]. I agree to indemnify [ -- ] from all liabilities, losses, damages and expenses (including attorneys' fees) that it may sustain or incur by reason or on account of assuming liability under its Indemnity Bond No. [ -- ]. I hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s).

DATED BY AFFIANT (stockholder) this                            day of                   , 20
                                    --------------------------        ------------------     -------------
SIGNATURE OF AFFIANT (stockholder)
                                   -----------------------------------------------------------------------
SIGNATURE OF CO-AFFIANT (co-stockholder)
                                         -----------------------------------------------------------------
NOTARY PUBLIC (Affix Notarial Seal)
                                    ----------------------------------------------------------------------


NOTE:  NOTARY REQUIRED


There will be no service fee or premium for lost, stolen or destroyed certificates. See Section 6 of the Instruction Booklet.


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7 YOU MUST COMPLETE THIS SUBSTITUTE FORM W-9.  SEE SECTION 7 OF THE INSTRUCTION
  BOOKLET.
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SUBSTITUTE FORM W-9
DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE

PAYEE'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFICATIONS

PART I

Please provide your TIN on the line to
the right and certify by signing and dating below
                                                              --------------------------------------------
                                                              Social Security No. or Employer ID No.

CERTIFICATION - UNDER THE PENALTIES OF PERJURY

I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding. (You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.)

Signature
          -------------------------------------------
Name
     ------------------------------------------------
Address
        ---------------------------------------------
Date
     ----------------------

PART II

[ ]  TIN APPLIED FOR (OR INTENDED TO APPLY FOR IN NEAR FUTURE)
     Check box if applicable.

PART III

[ ]  EXEMPT PAYEE -- Check box if applicable.
     Also attach Certificate of Foreign Status, if applicable.


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


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